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                                                                    EXHIBIT 10.1

                          NONQUALIFIED STOCK OPTION OF
                            SUNAIR ELECTRONICS, INC.


         THIS AGREEMENT made this _____ day of ________________, 2003, by and between SUNAIR ELECTRONICS, INC., a Florida Corporation, (hereinafter called the "Company"), and ____________________________ (hereinafter called the
"Employee").

         WHEREAS, the Board of Directors of the Company is of the opinion that the interests of the Company and its stockholders will be advanced and strengthened by providing an additional incentive to officers and key employees, upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging such officers and key employees to become owners of the Common Stock of the Company.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable considerations, the parties hereto agree as follows:

         1. The Company grants to the Employee as a matter of separate inducement and agreement in connection with his employment, and not in lieu of any salary or compensation for his services, the right and option to purchase (the "Option"), on the terms and conditions hereinafter set forth, all or any part of an aggregate of ______ shares of the $.10 par value Common Stock of the Company ( the "Common Stock") at the purchase price of $____ per share.

         2. This Option shall be exercisable during the lifetime of the Employee only by him and may not be exercisable by him except while an employee of the Company or a subsidiary of the Company, and shall have been continuously so employed since the granting of this Option. Options will be exercisable over the period stated herein in the following amounts:

                  During the second year             _____    Shares
                  During the third year              _____    Shares
                  During the fourth year             _____    Shares

         3. A. The Option granted hereunder shall be exercisable at any time up to and including five (5) years from the date hereof. All options granted to employee must be exercised sequentially. Options shall be exercisable by giving written notice of exercise to the Company specifying the number of shares to be purchased accompanied by the payment of such purchase price by: (i) cash; or (ii) checks payable to the Company, or (iii)employees promissory note for the purchase price payable to the Company on or before two years from issuance , bearing interest at 6% per year and collateralized by the shares being purchased.

                  B. If the Employee does not purchase, in any one year, the full number of shares to which he is then entitled, he may purchase those shares in any subsequent year during the




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                  term of this option. In the event the Employee shall die prior to the complete exercise of this option while he is an employee of the Company, or one of its subsidiaries, said option may then be exercised within one (1) year from the date of such death but not more than five (5) years after the date on which such option shall have been granted and then only (a) by or on behalf of such person or persons (hereinafter referred to as "Survivors") to whom the Employee's rights under the option shall have been passed by Employee's Will or the laws of descent and distribution and (b) only to the extent that he was entitled to exercise the option at the date of his death.

         4. By accepting this option, the Employee agrees for himself and his survivors entitled hereunder that any shares of Common Stock purchased upon the exercise of this option shall be acquired for investment and not distribution and notice of the exercise of any portion of this option shall be accompanied by a representation in writing signed by him or his survivors entitled hereunder, as the case may be, that the shares of Common Stock are being acquired in good faith for investment and not for distribution. Any sale or transfer shall be made in accordance with applicable regulations.

         5. In the event Employee voluntarily terminates his employment with the Company without its written consent or is terminated by the Company for cause, then any unexercised option held by him under the Plan shall forthwith terminate. In the event of termination of the employment (a) other than a termination for cause by the Company, or (b) voluntarily by the Employee with the consent of the Company, then the Employee may exercise any then exercisable option at any time within three (3) months after such termination of employment but in no event after five (5) years from the date of the grant thereof.

         6. In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, split, or other change in the corporate structure or capitalization of the corporation affecting the corporation's Common Stock as presently constituted, appropriate adjustments will be made by the Board of Directors in the aggregate number and kind of shares pursuant to this Option, and the price per share.

         7. Neither the Employee nor his survivors entitled hereunder shall be, or have any of the right or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of the Option herein granted, unless and until certificates representing such shares shall have been issued and delivered.

         8. Except as otherwise herein provided, the Option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of said Option, or of any right or privilege conferred hereby, contrary to the provisions hereof or upon the levy of any attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

         9. Any notice to be given under the terms of this Agreement shall be delivered by hand or addressed the Company in care of its Secretary at 3101 S.W. Third Avenue, Fort Lauderdale, Florida, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto, or at such other subsequent address as either party shall provide to the other.

         10. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.




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         11.      Nothing herein contained shall affect the right of the Company to terminate the Employee's services, responsibilities, duties and authority to represent such Company at any time for any reason whatsoever.


         IN WITNESS WHEREOF, the Company has caused these presents to be executed in its behalf by its President or Treasurer, and to be sealed with its Corporate Seal, attested by its Secretary or one of its Assistant Secretaries, and the Employee has hereunto set his hand and seal.


                                       SUNAIR ELECTRONICS, INC.

                                       By:
                                           -------------------------------------
                                                President



Attest:

------------------------------
Secretary

--------------------------------
Employee
Address:_________________________


---------------------------------

Social Security No:_________________


EMPLOYEE IS ADVISED TO CHECK WITH HIS OWN LEGAL COUNSEL REGARDING THE CONDITIONS UNDER WHICH THE "SHORT SWING PROFITS" RULE OF SECTION 16 (b) OF THE SECURITIES EXCHANGE ACT OF 1934 WOULD BE APPLICABLE, AND THE POTENTIAL PROFIT PENALTIES THEREUNDER.